                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ------------------


                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 September 8, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                                  BIOLABS, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


           NEW YORK                   000-30252              98-0163232
-----------------------------------------------------------------------------
(State or other jurisdiction         (Commission          (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)


1A - 3033 King George Highway, Surrey, British Columbia, Canada       V4P 1B8
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


                                 (604) 542-0820
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         ---------------------------------------------------------------
         (Former name or former address, if changed, since last report.)


                                Page 1 of 4 Pages
                             Exhibit Index on Page 4
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ITEM 2.  ACQUISITIONS OR DISPOSITION OF ASSETS.

         ACQUISITION OF PRION DEVELOPMENTAL LABORATORIES, INC.

         On September 25, 2000, BioLabs, Inc. (the "Registrant") announced that it had made an investment in Prion Developmental Laboratories, Inc., a Maryland corporation ("Prion"), pursuant to an Investment Agreement, dated as of September 8, 2000 (the "Investment Agreement"), by and among Prion, Efoora, Inc., a Delaware corporation and the parent company of Prion ("Efoora"), and the Registrant. The Registrant invested One Million Ten Dollars ($1,000,010.00) on the date of the transaction, and committed to invest a further One Million Dollars ($1,000,000.00) on the later to occur of September 30, 2000, and Prion's execution of research agreements with certain universities, upon the condition that such research agreements be executed no later than December 30, 2000. In return for its initial investment, the Registrant received from Prion one million (1,000,000) shares of Prion common stock, $0.00001 par value ("Prion Common Stock") at a price per share of One Dollar ($1.00), and a warrant (the "Prion Warrant") to purchase an additional one million shares of Prion Common Stock at an exercise price of Forty Cents ($0.40) per share. In return for its secondary investment, the Registrant will receive an additional One Million Shares of Prion Common Stock.

         The Investment Agreement also grants to the Registrant the right to receive warrants to purchase up to an additional One Million (1,000,000) shares of Prion Common Stock at any time until March 8, 2001, such warrant to contain terms and conditions identical to the Prion Warrant, except that the purchase price and duration of such warrant, and the exercise price at which the underlying shares of Prion Common Stock may be purchased, shall be as mutually agreed at the time such right is exercised.

         The Prion Warrant is exercisable until March 8, 2002, and may, at the Registrant's option, be exchanged for a warrant to purchase One Million (1,000,000) shares of the common stock of Efoora, on terms and conditions otherwise identical to those contained in the Prion Warrant.

         Prion is engaged in the business of developing rapid diagnostic assays for the detection of prion disease in humans, animals, food and related products and byproducts.

         The Investment Agreement and the Prion Warrant are being filed herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report. The press release described in the first paragraph of this Item 2 is being filed herewith as Exhibit 99.3 to this Current Report. The Exhibits are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENT OF BUSINESS ACQUIRED

                  The historical Financial Statements of Prion are not required to be filed under this Item.

         (b)  PRO FORMA FINANCIAL INFORMATION

                  An unaudited balance sheet as of September 30, 2000, and an unaudited pro forma statement of operations for the nine month period ended September 30, 2000, and the notes thereto, are included herewith as Exhibit 99.4

         (c)  EXHIBITS

              Exhibit Number     Description
              --------------     ------------
              99.1               Investment Agreement, dated September 8, 2000,
                                 by and among Prion Developmental Laboratories,
                                 Inc., Efoora, Inc., and BioLabs, Inc.

              99.2               Warrant, dated September 8, 2000, issued by
                                 Prion Development Laboratories, Inc., in favor of BioLabs, Inc.

              99.3               Press Release, dated September 25, 2000.

              99.4 Unaudited pro forma financial statements as of and for the nine month period ended
                                 September 30, 2000, and notes thereto.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2000                  BIOLABS, INC.

                                         /s/ E. Greg McCartney
                                         ------------------------------------
                                         E. Greg McCartney
                                         Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number     Description                                     Page Number
--------------     -----------                                     -----------
     99.1          Investment Agreement, dated September 8,
                   2000, by and among Prion Developmental
                   Laboratories, Inc., Efoora, Inc., and
                   BioLabs, Inc.

     99.2 Warrant, dated September 8, 2000, issued by Prion Developmental Laboratories, Inc., in favor of BioLabs, Inc.

     99.3          Press Release, dated September 25, 2000.

     99.4 Unaudited pro forma financial statements as of and for the nine month period ended
                   September 30, 2000, and notes thereto.


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